--------------------------------------------------------------------------------
                            SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential of Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to(s). 240.14a-11(c) or(s). 240.14a-12


                           SHORE FINANCIAL CORPORATION
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)

                          SHORE FINANCIAL CORPORATION
                          ---------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
         ______________________________________________________________________

     2)  Aggregate number of securities to which transaction applies
         ______________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
         ______________________________________________________________________
     4)  Proposed maximum aggregate value of transaction:
         ______________________________________________________________________

     5)  Total fee paid:
         ______________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: _______________________________________________
     2) Form Schedule or Registration Statement No.: __________________________
     3) Filing Party: _________________________________________________________
     4) Date Filed: ___________________________________________________________

-------------------------------------------------------------------------------

                    [Shore Financial Corporation Letterhead]



                                 March 19, 2002



Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Shore Financial Corporation. The meeting will be held on Tuesday, April 16, 2002 at 2:00 p.m. at The Eastern Shore Chamber of Commerce located on U.S. Route 13, Melfa, Virginia.

         The primary business of the meeting will be electing three directors of Shore Financial Corporation to serve for a three-year term. We also will report to you on the condition and performance of Shore Financial and Shore Bank, and you will have ample opportunity to question management on matters that affect the interests of all shareholders.

         We hope you will be with us on April 16th for the meeting. Whether you plan to attend or not, please complete, sign, date and return the enclosed proxy as soon as possible in the postage-paid envelope provided.

         We sincerely appreciate your support and look forward to seeing you at the Annual Meeting.


                                          Sincerely,

                                          /s/ Scott C. Harvard
                                          Scott C. Harvard
                                          President and Chief Executive Officer

                           Shore Financial Corporation


 _______________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 _______________________________________________________________________________

                          To be Held on April 16, 2002


     The Annual Meeting of Shareholders of Shore Financial Corporation will be held on Tuesday, April 16, 2002 at 2:00 p.m. at The Eastern Shore Chamber of Commerce located on U.S. Route 13, Melfa, Virginia, for the following purposes:

     1. To elect three (3) directors to serve for a three-year term; and

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed February 12, 2002, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.


                                           By Order of the Board of Directors


                                           /s/ Steven M. Belote
                                           Steven M. Belote
                                           Corporate Secretary

Onley, Virginia
March 19, 2002

     Please promptly complete, sign, date and return the enclosed proxy whether or not you plan to attend the Annual Meeting. If you attend the meeting in person, you may, if you desire, withdraw your proxy and vote your own shares.


                  25253 Lankford Highway, Onley, Virginia 23418

                           Shore Financial Corporation
                                  _____________

                                 PROXY STATEMENT
                                  _____________

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 16, 2002


                                     GENERAL

          The enclosed proxy is solicited by the Board of Directors of Shore Financial Corporation (the "Company") for the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on Tuesday, April 16, 2002, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date of this Proxy Statement and accompanying proxy is March 19, 2002.

Revocation and Voting of Proxies

          Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Voting Rights of Shareholders

          Only shareholders of record at the close of business on February 12, 2002, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the close of business on February 12, 2002, 1,697,667 shares of the Company's common stock, par value $0.33 per share, were outstanding and entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business.

          Each share of common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to such matter.

Solicitation of Proxies

          The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary, may be made in person or by telephone, or special letter by officers and employees of the Company or its wholly owned subsidiary, Shore Bank (the "Bank"), acting without compensation other than regular compensation.

                              ELECTION OF DIRECTORS
                                 (Proposal One)

Directors

          The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes (I, II and III) which are as nearly equal in number as possible. The term of office for Class II directors will expire at the Annual Meeting. The three persons named immediately below, each of whom currently serves as a director of the Company, will be nominated to serve as Class II directors. If elected, the three nominees will serve until the Annual Meeting of Shareholders held in 2005. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. If for any reason any of the persons named as nominees below should become unavailable to serve, an event which management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.

          There are no family relationships among any of the directors or among any directors and any executive officers of the Company or the Bank. None of the directors serve as directors of other publicly-held companies.

          The tables below present information concerning the nominees for director of the Company and each director whose term continues, including their tenure as a director of the Bank.

          The Board of Directors recommends that shareholders vote FOR the three nominees set forth below. The three nominees receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected directors of the Company.

                                              Served as                         Principal Occupation
         Name (Age)                       Director Since (1)                   During Past Five Years
         ----------                       ------------------                   ----------------------
Class II (Nominees):

Dr. Lloyd J. Kellam, III (47)                    1992           Physician, Eastern Shore Physicians and Surgeons,
                                                                Nassawadox, Virginia.

Henry P. Custis, Jr. (56)                        1987           Chairman of the Board of the Company and the Bank;
                                                                Partner, Custis, Lewis & Dix, a law firm located in
                                                                Accomac, Virginia.

L. Dixon Leatherbury (52)                        1981           President and General Manager, Leatherbury Equipment
                                                                Co., Cheriton, Virginia; President, Wakefield
                                                                Equipment Co., Wakefield, Virginia.

                                              Served as                         Principal Occupation
         Name (Age)                       Director Since (1)                   During Past Five Years
         ----------                       ------------------                   ----------------------
Class I (Directors Serving Until the 2004 Annual Meeting):

Terrell E. Boothe (58)                           1985           Retired Owner and President, Terrell E. Boothe,
                                                                Inc., an insurance agency located in Chincoteague,
                                                                Virginia.

D. Page Elmore (62)                              1995           Consultant, Waste Management, Inc., Painter,
                                                                Virginia; Retired President and Chief Operating
                                                                Officer, James H. Hartman & Sons, Inc., a trucking
                                                                company headquartered in Pocomoke, Maryland.

A. Jackson Mason (68)                            1968           Treasurer and Retired Owner and President,
                                                                Mason-Davis Co., Inc., a diversified real estate
                                                                corporation based in Accomac, Virginia.

Class III (Directors Serving Until the 2003 Annual Meeting):

Richard F. Hall, III (49)                        1997           Owner, Loblolly Farms, Accomac, Virginia; Owner,
                                                                Seaside Produce, Accomac, Virginia.

Scott C. Harvard (47)                            1985           President and Chief Executive Officer of the Company
                                                                and the Bank.

________________
(1)  Includes service as a director of the Bank.

Board of Directors and Committees

          There were 13 meetings of the Board of Directors of the Company in 2001. No incumbent director attended less than 75% of the aggregate total number of meetings of the Board of Directors and its committees on which he served in 2001. The Boards of Directors of the Company and the Bank have established various committees, including Loan, Audit, and Compensation. The full Board of Directors of the Company serves as the Nominating Committee and the directors who serve on the Audit Committee of the Bank also serve the Company in such capacity.

          Loan Committee. The Loan Committee considers new loan applications which are in excess of individual officer limits and monitors (with management) the Bank's loan portfolio. The Loan Committee consists of the President and one additional director, with the directors rotating their service on this committee on a monthly basis. The Loan Committee met weekly in 2001.

          Audit Committee. The Audit Committee is composed of independent directors Messrs. Leatherbury (Chairman), Kellam, and Elmore. The functions of the committee are to recommend the selection of independent certified public accountants, to review the reports of examination by the regulatory agencies, the independent accountants and the internal auditor, and to issue its report to the full Board. The Audit Committee met three times in 2001.

          Compensation Committee. The Compensation Committee reviews senior management's performance and compensation, and also reviews and sets guidelines for compensation of all employees. The Compensation Committee, which is comprised of Messrs. Hall, Harvard, Custis and Boothe, met once during 2001.

Compensation of Directors

          During 2001, each member of the Board of Directors of the Company was paid a monthly fee of $500 regardless of whether he attended meetings of the Board, except for Henry P. Custis, Jr., who received a monthly fee of $1,000 as Chairman of the Board of the Company, and Mr. Harvard, who is not compensated for his service as director. Each director was paid $100 for each Bank committee meeting attended, except for Mr. Harvard.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, as of February 12, 2002, certain information as to the common stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of common stock, (ii) the directors of the Company, (iii) each executive officer named in the Summary Compensation Table below and (iv) all directors and executive officers of the Company as a group.

                                                                 Amount and Nature of         Percent
                  Name of Beneficial Owner                      Beneficial Ownership(1)      of Class
                  ------------------------                      -----------------------      --------
            Richard F. Hall, Jr.
            P. O. Box 6
            Accomac, Virginia 23301                                  165,000 (2)               9.7%

         Directors:

            Terrell E. Boothe .............................           16,000                    *
            Henry P. Custis, Jr ...........................          127,512 (2)(3)            7.5%
            D. Page Elmore ................................           12,877                    *
            Richard F. Hall, III ..........................           39,591 (2)               2.3%
            Scott C. Harvard ..............................           71,114 (2)(4)            4.1%
            Dr. Lloyd J. Kellam, III ......................            5,729 (2)                *
            L. Dixon Leatherbury ..........................           32,950                   1.9%
            A. Jackson Mason ..............................           91,450 (5)               5.4%

            All directors and executive officers
               as a group (11 persons) ....................          426,258 (6)              24.4%

_________________
     * Represents less than 1% of Company common stock.

(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power

(Footnotes continued from previous page)


     to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2) Includes shares held by affiliated corporations, close relatives and minor children, and shares held jointly with spouses or as custodians or trustees, as follows: Mr. Custis Jr., 2,512 shares, Mr. Hall Jr., 60,000 shares, Mr. Hall III, 9,700 shares, Mr. Harvard, 862 shares, Dr. Kellam, 64 shares; and Mr. Mason, 45,000 shares.
(3) Mr. Custis' address is c/o Custis, Lewis & Dix, P.O. Box 577, Accomac, Virginia 23301.
(4) Includes 25,000 shares that may be acquired by Mr. Harvard pursuant to currently exercisable options granted under the Company's 1992 Stock Option Plan and the 2001 Stock Incentive Plan.
(5) Mr. Mason's address is c/o Mason-Davis Co., P.O. Box 418, Accomac, Virginia 23301.
(6) Includes 49,500 shares that may be acquired by executive officers pursuant to currently exercisable options granted under the Company's 1992 Stock Option Plan and the 2001 Stock Incentive Plan.


                             EXECUTIVE COMPENSATION

        During 2001, the only executive officer of the Company who received annual compensation in excess of $100,000 was Scott C. Harvard, the President and Chief Executive Officer. Mr. Harvard is compensated for his service as an officer of the Bank and receives no compensation for his service as an officer of the Company. The following table provides information on the total compensation paid or accrued during the years indicated below to Mr. Harvard.

                           Summary Compensation Table

                                                                               Long-Term
                                                                             Compensation
                                                                             ------------
                                                                              Securities
         Name and                            Annual Compensation(1)           Underlying            All Other
                                             ----------------------
    Principal Position        Year          Salary            Bonus           Options(2)         Compensation(3)
    ------------------        ----          ------            -----           ----------         ---------------
Scott C. Harvard              2001         $130,000          $25,000              8,000              $34,300
  President and Chief         2000          128,937           25,000              6,000               38,652
   Executive Officer          1999          120,000           25,000                 --               38,100

__________________
   (1) Does not include certain perquisites and other personal benefits, the amounts of which are not shown because the aggregate amount of such compensation during the year did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer.
   (2) Consists of awards granted pursuant to the Company's 1992 Stock Option Plan or the 2001 Stock Incentive Plan during the years indicated.
   (3) Consists of for 2001: (i) $11,500 accrued on behalf of Mr. Harvard under the Company's 401(k) Plan; and (ii) the taxable portion of an insurance policy paid by the Bank on behalf of Mr. Harvard of $22,800.

Stock Option Grants in 2001

        The Company's 2001 Stock Incentive Plan and the 1992 Stock Option Plan provide for the granting of both incentive and non-qualified stock options to executive officers and key employees of the Company and the Bank. The following table provides information concerning stock options granted to the President and Chief Executive Officer of the Company during 2001.

                               Number of               Percent of
                                 Shares              Total Options
                               Underlying              Granted to             Exercise
                                Options                Employees             Price per           Expiration
          Name                  Granted                 In 2001                Share(1)             Date
          ----                  -------                 -------                --------             ----
    Scott C. Harvard             8,000                    33.8%                  $8.00            5/31/2011

_____________
(1) The exercise price is based on the market value of a share of common stock at the time the option was granted.


Stock Option Exercises in 2001 and Year-End Option Values

          The following table shows certain information with respect to the number and value of unexercised options at year-end. All options shown for Mr. Harvard are currently exercisable. During 2001, Mr. Harvard did not exercise any stock options.

                                                                   Number of                     Value of
                            Number of                           Shares Underlying               Unexercised
                             Shares                                Unexercised                  In-the-Money
                            Acquired           Value                Options at                   Options at
         Name              on Exercise        Realized         December 31, 2001           December 31, 2001(1)
         ----              -----------        --------         -----------------           --------------------
   Scott C. Harvard            -0-               --                  25,000                        $22,300

______________
(1) Calculated by subtracting the exercise price of the stock option from the market value of the stock at December 31, 2001.


Benefits

          401(k) Profit Sharing Plan. The Bank maintains a 401(k) profit sharing plan (the "401(k) Plan"). The 401(k) Plan is designed to promote the future economic welfare of the employees of the Bank and to encourage employee savings. Employee deferrals of salary and employer contributions made under the 401(k) Plan, together with the income thereon, are accumulated in individual accounts maintained in trust on behalf of the employee participants, and is made available to the employee participants upon retirement and under certain other circumstances as provided in the Plan. Employee deferrals of salary and employer contributions made under the 401(k) Plan are made on a tax deferred basis.

          A full-time employee of the Bank becomes eligible to participate in the 401(k) Plan on the first day of the month following their 3 month anniversary of employment. Participants may elect to defer amounts between 2-10% of their annual compensation to the 401(k) Plan, subject to certain limits imposed by law. The Bank makes matching contributions equal to 100% of the first 3% of compensation deferred, 50% of the next 3%, and may make additional discretionary matching contributions. The Bank may also make discretionary profit sharing contributions, allocated to eligible employees on the basis of relative compensation, or "qualified nonelective contributions" allocated on the basis of relative compensation but only to eligible non-highly compensated employees. During calendar year 2001, the Bank contributed $100,200 to the 401(k) Plan, $11,500 of which was for the benefit of Mr. Harvard.

          Stock Option Plans. The Company maintains the 1992 Stock Option Plan and the 2001 Stock Incentive Plan ("stock incentive plans") which are designed to attract and retain qualified personnel in key positions, provide employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and the Bank, and reward employees for outstanding performance and the attainment of targeted goals. The stock incentive plans provide for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986 ("incentive stock options"), as well as non-qualified stock options. The 2001 Stock Incentive Plan also provides for the granting of restricted stock awards.

          The stock incentive plans are administered by a committee of the Board of Directors of the Company, each member of which is a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. Unless sooner terminated, each of the stock incentive plans are in effect for a period of ten years from the date of adoption by the Board of Directors.

          Under the stock incentive plans, the committee determines which employees will be granted options, whether such options will be incentive or non-qualified options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable. In general, the per share exercise price of an incentive stock option shall be at least equal to the fair market value of a share of common stock on the date the option is granted. The per share exercise price of a non-qualified stock option shall be not less than 50% of the fair market value of a share of common stock on the date the option is granted.

          Stock options shall become vested and exercisable in the manner specified by the committee. In general, each stock option or portion thereof shall be exercisable at any time on or after it vests. Stock options are nontransferable except by will or the laws of descent and distribution.

          The committee also determines which employees will be awarded restricted stock and the number of shares to be awarded. The value of the restricted stock is to be at least equal to the fair market value of the common stock on the date the stock is granted. No shares of restricted stock have been awarded.

Employment Contracts and Termination and Change in Control Arrangements

          On December 14, 1999, the Bank and Mr. Harvard entered into an employment agreement regarding his services to the Company. The agreement has a three year initial term, and on December 31, 2001 and every year thereafter automatically renews for successive two-year terms, unless the Company elects not to extend the term of the agreement. The employment agreement provides for an annual base salary of $120,000, which is adjustable annually at the discretion of the Board, and annual cash bonuses in such amounts as determined by the Board. The Company may terminate Mr. Harvard's employment at any time, but any termination by the Company other than "termination for cause" (as defined in the agreement) will not effect Mr. Harvard's right to receive compensation or other benefits pursuant to the terms of the agreement. If Mr. Harvard is terminated for cause during the term of agreement, he will have no right to receive compensation or other benefits for any period after such termination. In the event that Mr. Harvard is terminated without cause, he shall receive his salary and certain benefits for a period of twelve months from the date of such termination. The employment agreement will terminate in the event that there is a change in control of the Company, at which time the change in control agreement described below between the Company and Mr. Harvard will become effective and any termination benefits will be determined and paid solely pursuant to the change in control agreement.

          The Company also has an agreement with Mr. Harvard that becomes effective upon a change in control of the Company. Under the terms of this agreement, the Company or its successor agrees to continue Mr. Harvard in its employ for a term of three years after the date of a change in control. During the contract term, Mr. Harvard will retain commensurate authority and responsibilities and compensation benefits. He will receive a base salary at least equal to the immediate prior year and a bonus at least equal to the highest annual bonus paid for the two years before the change in control. If Mr. Harvard's employment is terminated during the three years other than for cause or disability as defined in the agreement, or if he should terminate employment because a material term of the contract is breached by the Company, he will be entitled to a lump sum payment, in cash, within thirty days after the date of termination. This lump sum will be equal to 2.9 times the sum of Mr. Harvard's base salary, annual bonus, and equivalent benefits.


                          REPORT OF THE AUDIT COMMITTEE

          The Audit Committee of the Board of Directors of Shore Financial Corporation provides assistance to senior management and the Board in fulfilling their responsibility to the Company and its shareholders relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Audit Committee also ensures that management has established and is currently maintaining an adequate system of internal control and compliance with applicable laws, regulations, and policy. The committee composed of three directors who are independent (pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers listing standards) and are free of any relationship that, in the opinion of the Board of Directors of the Company, would interfere with their exercise of independent judgment as a committee member.

          During 2001 the Audit Committee met three times with internal and independent auditors and the Committee Chair, as representative of the entire Committee, discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and the independent auditors prior to the public release of earnings information. In addition, the committee obtained from the independent auditors a formal written statement discussing any disclosed relationship or service which may impact the objectivity and independence of the independent auditors, as required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees." The committee also discussed with the independent auditors all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, "Communication with Audit Committees".

          The Audit Committee also monitored the internal audit functions of the Company including the independence and authority of its reporting obligation, the proposed audit plans for the coming year, and the adequacy of management response to internal audit findings and recommendations.

          The Audit Committee reviewed the audited financial statements of the Company for the year ended December 31, 2001 with the independent auditors and management. Based upon the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities Exchange Commission. The Committee also recommended the reappointment of the independent auditors.

L. Dixon Leatherbury, Audit Committee Chairman
Lloyd J. Kellam, III, Audit Committee Member
D. Page Elmore, Audit Committee Member

                              ACCOUNTING FIRM FEES

Audit Fees

          Goodman & Company, L.L.P. billed the Company $24,400 for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2001, $5,100 for quarterly reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year, for a total of $29,500.

Financial Information System Design and Implementation Fees

          Goodman & Company, L.L.P. billed the Company $1,800 related to Website design services during the year ended December 31, 2001.

All Other Fees

          Goodman & Company, L.L.P. billed the Company $6,200 for all services rendered other than those set forth above for the year ended December 31, 2001, including $5,500 for preparation of the income tax returns.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Pursuant to Section 16(a) of the Exchange Act, directors and executive officers of the Company are required to file reports with the Securities Exchange Commission indicating their holdings of and transactions in the Company's equity securities. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, insiders of the Company complied with all filing requirements during the fiscal year ended December 31, 2001.


                              CERTAIN TRANSACTIONS

          Certain directors and executive officers of the Company and the Bank, members of their immediate families, and corporations, partnerships and other entities with which such persons are associated, are customers of the Bank. In the ordinary course of business, the Bank makes loans available to such parties which are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers, except that the Bank reduces the interest rate by one percentage point on primary residential mortgage loans made to full-time employees. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

          The Bank has a lease agreement with Richard F. Hall, Jr., the former Chairman of the Bank and the father of Richard F. Hall, III, a director, with respect to the real property on which its main office is located. The lease payment is $1,757 per month for 12 years with four five-year renewals. Each renewal will be at the option of the Bank and the renewal leases will be based on the previous lease rate after being adjusted for changes in the consumer price index.

          In August 1997, the Bank entered into an agreement with a Maryland general partnership, of which D. Page Elmore, a director, is a general partner, to lease the building which houses one of the

Bank's Salisbury, Maryland branch locations. The lease term began on September 1, 1997 and expires in August 2002. The agreement provides for three five-year renewal periods at the Bank's option. Monthly lease payments during the term of the lease are $2,250 and range from $2,643 to $3,650 monthly during the renewal periods.


                              SHAREHOLDER PROPOSALS

          Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of shareholders of the Company, which is scheduled to be held in April 2003, must be received by the Company's Corporate Secretary, Steven M. Belote, Shore Financial Corporation, 25253 Lankford Highway, Onley, Virginia 23418, on or before November 19, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

          Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article I, Section 8 of the Company's Bylaws, which provides that business at an annual meeting of shareholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company not later than 90 days in advance of the annual meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting (including the specific proposal to be presented) and the reasons for conducting such business at the annual meeting,
(b) the name and record address of the shareholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business.


                                  ANNUAL REPORT

          A copy of the Company's Annual Report on Form 10-KSB for 2001, excluding exhibits, filed with the Securities and Exchange Commission on or before April 1, 2002, can be obtained without charge by writing to Steven M. Belote, Senior Vice President, Corporate Secretary and Chief Financial Officer, Shore Financial Corporation, 25253 Lankford Highway, Onley, Virginia 23418.

PROXY

                           Shore Financial Corporation

           This Proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Richard F. Hall, III and Scott C. Harvard, jointly and severally, proxies, with full power to act alone and with full power of substitution, to represent the undersigned and vote all shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of Shore Financial Corporation to be held on Tuesday, April 16, 2002 at 2:00 p.m. at The Eastern Shore Chamber of Commerce, Melfa, Virginia, or any adjournment thereof, on each of the following matters:

1. To elect three Class II directors to serve until the Annual Meeting of Shareholders in 2005.

      [_] FOR all Nominees listed below        [_]   WITHHOLD AUTHORITY TO
                                                     VOTE FOR THOSE INDICATED
                                                     BELOW


          Henry P. Custis, Jr.   Dr. Lloyd J. Kellam, III   L. Dixon Leatherbury

      NOTE: You may line through the name of any individual nominee for whom you wish to withhold your vote.

2. The transaction of any other business which may properly come before the meeting. Management at present knows of no other business to be presented at the meeting.


          [_]  FOR               [_]  AGAINST               [_]   ABSTAIN


      This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each proposal.

      When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one fiduciary, all should sign. All joint owners MUST sign.

Date: ____________________, 2002                ________________________________
                                                Signature


                                                ________________________________
                                                Signature if held jointly